Exhibit 99.1

Contacts:
The Medicines Company
Michael Mitchell
973-290-6097
michael.mitchell@themedco.com

Bristol-Myers Squibb
Media:
Jennifer Fron Mauer
609-252-6579
jennifer.mauer@bms.com

Investors:
Ranya Dajani, 609-252-5330
ranya.dajani@bms.com
or
Ryan Asay, 609-252-5020
ryan.asay@bms.com

FOR IMMEDIATE RELEASE:

THE MEDICINES COMPANY AND BRISTOL-MYERS SQUIBB AGREE TO GLOBAL ALLIANCE FOR RECOTHROM®

The Medicines Company builds on portfolio and capabilities in acute and intensive care hospital medicine with marketed perioperative biologic

Parsippany, N.J., and Princeton, N.J., December 12, 2012- The Medicines Company (NASDAQ:MDCO) and Bristol-Myers Squibb Company (NYSE: BMY) announced today that the companies have signed a global license and two year collaboration for Recothrom®, a recombinant thrombin approved by the U.S. Food and Drug Administration for use as a topical hemostat to control non-arterial bleeding during surgical procedures.

Clive Meanwell, M.D., Ph.D., Chairman and CEO of The Medicines Company said, “As a marketed, growing product to control blood loss in the hospital, we believe Recothrom is a strategic fit that enables operating leverage with The Medicines Company's emerging perioperative care portfolio. The financial structures and net revenues fit well with our strategy for aggressive and sustainable growth in acute and intensive care medicine. Of course, thrombin is also a hemodynamic target we know well based on our experience with Angiomax® (bivalirudin), a thrombin inhibitor.”

“The Medicines Company's expertise in advancing the treatment of critical care patients in hospital settings worldwide makes it the natural partner to bring Recothrom to patients and physicians,” said Giovanni Caforio, President, U.S. Pharmaceuticals of Bristol-Myers Squibb. “This agreement is part of Bristol-Myers Squibb's ongoing efforts to simplify operations, improve our efficiency and better position ourselves to focus on our important work in areas of significant unmet medical need that are critical to our long-term success.”

Recothrom net revenues in 2011 were $65 million. The product is currently commercially available in the United States and Canada. The intellectual property license agreement is global and The Medicines Company anticipates pursuing approvals in additional countries.

The transaction is expected to be accretive to earnings per share (EPS) for The Medicines Company in 2013.

Under terms of the agreement, The Medicines Company will pay Bristol-Myers Squibb an upfront collaboration payment of $105 million and an upfront option fee of $10 million. The Medicines Company has also agreed to pay Bristol-Myers Squibb a tiered royalty on annual net revenues of Recothrom during the two-year collaboration term. Bristol-Myers Squibb will retain responsibility for the manufacturing of Recothrom and will be The Medicine Company's exclusive supplier of Recothrom during the term of the agreement. The option enables The Medicines Company to acquire the Recothrom assets for a purchase price based on average net sales during the two-year collaboration term.

The transaction is expected to be minimally accretive to EPS for Bristol-Myers Squibb in 2013 and 2014.

The transaction is subject to the satisfaction or waiver of closing conditions, including the expiration or termination of applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the delivery by Bristol-Myers Squibb of certain audited financial information relating to the business.

Leerink Swann LLC acted as exclusive financial advisor to The Medicines Company and WilmerHale acted as legal advisor to The Medicines Company. Covington & Burling LLP was legal advisor to Bristol-Myers Squibb.

About Recothrom®
Recothrom is a surgical hemostat that is applied topically to stop bleeding during surgery. Its active ingredient is recombinant human thrombin (“rThrombin”) and the product is indicated as an aid to hemostasis whenever control of bleeding by standard surgical techniques (such as suture, ligature, or cautery) is ineffective or impractical. Recothrom is part of a class of surgical hemostats commonly referred to as “active” hemostats. Other classes of surgical hemostats include mechanical hemostats, flowable hemostats and fibrin sealants. Recothrom was approved in the United States in January 2008 and in Canada in December 2010.

About The Medicines Company
The Medicines Company (NASDAQ: MDCO) provides medical solutions to improve health outcomes for patients in acute and intensive care hospitals worldwide. These solutions comprise medicines and knowledge that directly impact the survival and well being of critically ill patients. The Medicines Company's website is www.themedicinescompany.com.

About-Bristol Myers Squibb
Bristol-Myers Squibb is a global biopharmaceutical company whose mission is to discover, develop and deliver innovative medicines that help patients prevail over serious diseases. For more information about Bristol-Myers Squibb, visit www.bms.com, or follow us on Twitter at http://twitter.com/bmsnews.

The Medicines Company Forward-Looking Statements
Statements contained in this press release about The Medicines Company that are not purely historical, and all other statements that are not purely historical, may be deemed to be forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. Without limiting the foregoing, the words "believes," "anticipates" and "expects" and similar expressions are intended to identify forward-looking statements, including the Company's expectations regarding the effect of the transaction on the Company's earnings per share and pursuit of approvals for Recothrom in jurisdictions other than the United States and Canada. These forward-looking statements involve known and unknown risks and uncertainties that may cause the Company's actual results, levels of activity, performance or achievements to be materially different from those expressed or implied by these forward-looking statements. Important factors that may cause or contribute to such differences include the extent of the commercial success of Recothrom, the ability of the Company to obtain regulatory approvals of Recothrom in jurisdictions other than the United States and Canada, risks related to the Company's dependence on Bristol-Myers Squibb to manufacture and supply Recothrom products during the collaboration term, the Company's ability to successfully manufacture Recothrom products after it completes the acquisition of the manufacturing assets, the ability of Bristol-Myers Squibb and the Company to complete the transactions, the ability of the Company to obtain third party consents necessary for the transfer of the acquired assets, the ability of the Company to successfully integrate the Recothrom business with its other businesses, the Company's ability to develop its global operations and penetrate foreign markets, whether the Company's products will advance in the clinical trials process on a timely basis or at all, whether the Company will make regulatory submissions for product candidates on a timely basis, whether its regulatory submissions will receive approvals from regulatory agencies on a timely basis or at all, whether physicians, patients and other key decision makers will accept clinical trial results, risks associated with the establishment of international operations, and such other factors as are set forth in the risk factors detailed from time to time in the Company's periodic reports and registration statements filed with the Securities and Exchange Commission including, without limitation, the risk factors detailed in the Company's Quarterly Report on Form 10-Q filed on November 9, 2012, which are incorporated herein by reference. The Company specifically disclaims any obligation to update these forward-looking statements.

Bristol-Myers Squibb Forward-Looking Statements
This press release contains “forward-looking statements” as that term is defined in the Private Securities Litigation Reform Act of 1995, regarding the research, development and commercialization of pharmaceutical products. Such forward-looking statements are based on current expectations and involve inherent risks and uncertainties, including factors that could delay, divert or change any of them, and could cause actual outcomes and results to differ materially from current expectations. No forward-looking statement can be guaranteed. Among other risks, there can be no guarantee that all of the necessary closing conditions will be met for the transaction to close. Forward-looking statements in the press release should be evaluated together with the many uncertainties that affect Bristol-Myers Squibb's business, particularly those identified in the cautionary factors discussion in Bristol-Myers Squibb's Annual Report on Form 10-K for the year ended December 31, 2011, its Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K. Bristol-Myers Squibb undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise.